UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 24, 2013
Facebook, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 35551	20-1665019

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California	94025

(Address of Principal Executive Offices)	(Zip Code)

(650) 543-4800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 24, 2013, Facebook, Inc. ("Facebook") issued a press release and will hold a conference call regarding its financial results for the quarter ended June 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information furnished with this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Facebook is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached press release.
Facebook uses its investor.fb.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated July 24, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date: July 24, 2013	By:	/s/ Colin S. Stretch
Name: Colin S. Stretch
Title: Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.1	Press release dated July 24, 2013